UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2006
(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2801 80th Street, Kenosha, WI 53141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (262) 656-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Stock and Asset Purchase Agreement
Form of Restrictive Covenant Agreement
Form of Transition Services Agreement
Press Release
Transcript of Webcast
Slide Presentation from Webcast

Item 1.01 Entry into a Material Definitive Agreement
     On October 20, 2006, Snap-on Incorporated (“Snap-on”) and ProQuest Company (“ProQuest”) entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Snap-on will acquire the ProQuest Business Solutions business (“PQBS”) of ProQuest. A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
The Purchase Agreement and Related Documents
     Pursuant to the terms and subject to the conditions of the Purchase Agreement, at closing Snap-on will purchase stock and certain foreign assets which make up PQBS from ProQuest for approximately $480 million in cash subject to certain adjustments plus the assumption of $19 million of debt as set forth in the Agreement (the “Transaction”).
     Snap-on and ProQuest have made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants that ProQuest (i) will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Purchase Agreement and closing and (ii) will not engage in certain kinds of transactions during such period. ProQuest has also made certain additional customary covenants, including, among others, covenants not to: (a) solicit proposals relating to alternative business combination transactions or (b) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.
     ProQuest also agreed to enter into a Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) not to compete with the business that it is selling to Snap-on for a period of five years in any location in the world where PQBS conducts operations other than in the United Kingdom, and for a period of two years in the United Kingdom, commencing on closing. The form of Restrictive Covenant Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.
     Snap-on and ProQuest have also agreed to enter into an agreement pursuant to which ProQuest will provide services during a limited transition period (the “Transition Services Agreement”). The form of Transition Services Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein.
     The Transaction is subject to customary closing conditions, which are set forth in the Purchase Agreement, and regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Transaction is expected to close by the end of November 2006 and is not subject to any financing conditions. In addition, each party’s obligation to consummate the Transaction is subject to certain other conditions, including, among others, (a) the accuracy of the representations and warranties of the other party, other than inaccuracies that would not have a material adverse effect on the party making the representations, and (b) material compliance of the other party with its covenants.

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     The Purchase Agreement contains certain termination rights for both Snap-on and ProQuest, and further provides that, upon termination of the Purchase Agreement under specified circumstances, ProQuest may be required to pay Snap-on a customary termination fee.
     The foregoing summary descriptions of the Transaction, the Purchase Agreement, the Restrictive Covenant Agreement and Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Restrictive Covenant Agreement and Transition Services Agreement.
     Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), Snap-on has filed the Purchase Agreement as an exhibit to this Current Report on Form 8-K. The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Snap-on or ProQuest. As described above, the Purchase Agreement contains representations and warranties of each of Snap-on and ProQuest. The assertions embodied in those representations and warranties are qualified by materiality standards in the Purchase Agreement and information in disclosure schedules exchanged in connection with the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, investors should not rely solely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, but instead should read the Purchase Agreement together with the other information concerning Snap-on and ProQuest that each company publicly files in reports and statements with the SEC.
     Snap-on expects to finance the transaction through a combination of cash and borrowings under existing facilities and anticipates the transaction will close by the end of November 2006. A copy of the press release dated October 23, 2006 that Snap-on released to announce the execution of the Purchase Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.
     Attached and incorporated by reference as Exhibit 99.2 is the transcript of the Webcast that occurred at 10:00 a.m. Eastern time on October 23, 2006. Due to time constraints between the actual Webcast and the time of this filing, the transcript may contain typographical errors. A replay of the Webcast will be available for at least 10 days from the date of this filing. To access the Webcast, visit www.snapon.com, click on Snap-on Corporate and then on Investor Events in the drop-down menu under Investor Information.
     Also attached and incorporated herein by reference as Exhibit 99.3 is a copy of the slide presentation for the Webcast referred to above.
Forward-Looking Statements
     This Form 8-K contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) about the Transaction that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of future events.
     The forward-looking statements are subject to risks and uncertainties that could cause performance or actual results to differ materially from those expressed herein. Such risks and uncertainties include, among other things, Snap-on’s and ProQuest’s ability to complete all conditions to closing, including receipt of all regulatory approvals, and to successfully integrate the business.
     The information contained in this Form 8-K is as of the date indicated. Snap-on does not assume any obligation to update any forward-looking statements contained in this Form 8-K as a result of new information or future events or developments.

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Item 9.01. Financial Statements and Exhibits.
(a) None.
(b) None.
(c) None.
(d) Exhibits:

10.1	Stock and Asset Purchase Agreement, dated as of October 20, 2006, by and between Snap-on Incorporated and ProQuest Company.

10.2	Form of Restrictive Covenant Agreement between ProQuest Company and Snap-on Incorporated.

10.3	Form of Transition Services Agreement by and between ProQuest Company and Snap-on Incorporated.

99.1	Press release issued by Snap-on Incorporated dated October 23, 2006.

99.2	Transcript of Snap-on Incorporated October 23, 2006 Webcast.

99.3	Slide Presentation from Snap-on Incorporated October 23, 2006 Webcast.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED

Date: October 23, 2006	By:	/s/ Susan F. Marrinan

Susan F. Marrinan, Vice President,
Secretary and Chief Legal Officer

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